FEDERATED GLOBAL EQUITY FUND
(FORMERLY, FEDERATED GLOBAL EQUITY INCOME FUND)
(A PORTFOLIO OF FEDERATED WORLD INVESTMENT SERIES, INC.)
CLASS A SHARES
CLASS B SHARES
CLASS C SHARES

SUPPLEMENT TO PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 31, 2000

The August 17, 2000, Special Meeting of shareholders was adjourned to September 8, 2000. The following change was approved at the September 8, 2000, Special
Meeting:

            THE FUND'S FUNDAMENTAL INVESTMENT OBJECTIVE CHANGED FROM PROVIDING CAPITAL APPRECIATION AND ABOVE-AVERAGE INCOME TO OBTAINING A TOTAL RETURN ON ITS ASSETS.

In addition, the Fund changed its name to "Federated Global Equity Fund."

                                                               September 8, 2000
Cusip 31428U870
Cusip 31428U862
Cusip 31428U854
25639 (9/00)